UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

Celestica Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-14832	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5140 Yonge Street, Suite 1900, Toronto, Ontario, Canada	M2N 6L7
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 448-5800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Shares without par value	CLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Celestica Inc. (the “Company”) appointed Chris Colpitts as a member of the Board, effective July 28, 2025. A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this report. The Board has determined that Mr. Colpitts qualifies as an independent director under Canadian securities laws and NYSE listing standards. Mr. Colpitts has been appointed to the Company’s Audit Committee, Human Resources and Compensation Committee and Nominating and Corporate Governance Committee. He will be compensated in accordance with the director compensation policies and principles applicable to the Board.

Mr. Colpitts brings 20 years of extensive experience in the technology, media, and telecommunications sectors, spanning both investment banking and private equity. His deep understanding of market dynamics, strategic transactions, and corporate development will be invaluable as Celestica continues its growth trajectory.

Mr. Colpitts is currently a Founder at Granite Peak Capital Group. Prior to this, he served as a Senior Managing Director and Head of Telecommunications, Media and Technology (TMT) in the US at CVC Capital Partners, a global private equity firm. Before his tenure at CVC, he was Global Co-Head of TMT Investment Banking at Deutsche Bank, and previously held the position of Managing Director and Global Head of Electronics Investment Banking at Lehman Brothers. Throughout his career, he has advised on numerous significant transactions within the technology sector.

There are no arrangements or understandings between Mr. Colpitts and any other person pursuant to which Mr. Colpitts was selected as a director, and there are no transactions in which the Company is a participant and in which Mr. Colpitts has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated July 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celestica Inc.

Date: July 30, 2025
	By:	/s/ Douglas Parker
Name: Douglas Parker
Title: Chief Legal Officer and Corporate Secretary